ALPS ETF TRUST

ALPS | BBH INTERMEDIATE MUNICIPAL BOND ETF (NYSE ARCA: MNBD)

SUPPLEMENT DATED June 17, 2026

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION (“SAI”) DATED MARCH 31, 2026, AS SUPPLEMENTED

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Effective June 17, 2026, the fee that ALPS Advisors, Inc. (the “Adviser”), the Fund’s investment adviser, pays Brown Brothers Harriman & Co., through a separately identifiable department, the Fund’s sub-adviser (the “Sub-Adviser”), from its unitary management fee will change.

Effective June 17, 2026, Matthew Hyman is a co-portfolio manager of the Fund.

Therefore, the disclosures contained in the Summary Prospectus, Prospectus and SAI are modified as follows:

The sections entitled “PORTFOLIO MANAGERS” in the Summary Prospectus and Summary Section of the Prospectus are hereby deleted and replaced with the following information:

Gregory S. Steier, Principal of BBH&Co., and Matthew Hyman, Managing Director of BBH&Co., are the Fund’s co-portfolio managers. Mr. Steier has served in such capacity since inception of the Fund, and Mr. Hyman has served in such capacity since June 17, 2026. Messrs. Steier and Hyman are jointly responsible for the day-to-day management of the Fund’s assets. Mr. Steier serves as the lead portfolio manager.

The section entitled “INVESTMENT ADVISORY SERVICES—Portfolio Management” in the Prospectus is hereby deleted and replaced with the following information:

The Sub-Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

Gregory S. Steier and Matthew Hyman serve as co-portfolio managers of the Fund and are jointly responsible for managing the Fund’s assets on a day-to-day basis. Gregory Steier serves as lead portfolio manager.

Gregory S. Steier is a Principal of BBH&Co. with 34 years of combined industry and investment experience. Mr. Steier holds a BS and an MBA from New York University. He joined BBH&Co. in 1992 and has served as a Principal since 2023. He served as a Managing Director from 2007 to 2022.

Matthew Hyman is a Managing Director of BBH&Co. with 18 years of combined industry and investment experience. Mr. Hyman holds a BS from State University of New York, College of Oneonta. He joined BBH in 2007 and has served as a Managing Director since 2023. He served as a Senior Vice President from 2022 to 2023 and a Vice President from 2016 to 2022.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The disclosure in the second paragraph under the heading “Sub-Adviser—The MNBD Fund” in the Fund’s SAI is hereby deleted and replaced with the following information:

For the Sub-Adviser’s services to the Fund, the Adviser pays the Sub-Adviser, out of its management fee, an annual sub-advisory fee equal to 0.24% of its average daily net assets.

The following information is added to the table in the section entitled “OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS; COMPENSATION OF THE PORTFOLIO MANAGERS” in the Fund’s SAI:

Accounts Managed				Accounts With Respect to Which the Advisory Fee is based on the Performance of the Account
ALPS | BBH Intermediate Municipal Bond ETF
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Matthew Hyman	Registered Investment Companies	2	$3,962 million	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	20	$9,162 million	None	None

The section entitled “Portfolio Manager Compensation Structure Disclosure—Brown Brothers Harriman & Co., Inc.” in the SAI is hereby deleted and replaced with the following information:

Brown Brothers Harriman & Co., Inc.

Gregory S. Steier is a principal of BBH&Co. Principals receive a fixed base salary that is based on their individual experience and performance and which is consistent with the salaries paid to other principals of BBH&Co. In addition, principals receive incentive compensation (“Incentive Compensation”) which includes an annual bonus (“Annual Bonus”) and participation in a profit-sharing plan that applies to all BBH&Co. employees. The Annual Bonus is based on their performance, the investment performance of their respective Funds and other portfolios co-managed by the principals, and their leadership, collaboration, and communication skills. A portion of the Incentive Compensation is awarded through participation in a long-term incentive plan that vests over time, and the remainder is paid in cash. Principals of BBH&Co. are also eligible to indirectly invest in BBH&Co. through a private fund, receives and annual return on its invested capital that fluctuates each year based on the overall profits of BBH&Co. and is distributed proportionally to each member as investment income.

Matthew Hyman is a Managing Director of BBH&Co. Managing Directors are paid a fixed base salary and variable incentives based on their performance, the investment performance of the Fund, and overall profitability of BBH & Co. The Managing Director’s base salary is determined within a market-competitive salary range, based on his experience and performance, and is consistent with the salaries paid to other Managing Directors of BBH & Co. The variable incentives are composed of two separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria using a Balanced Scorecard methodology. The second and typically smaller element is participation in a profit-sharing plan that allows all employees to share in the success of BBH&Co. in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing the Managing Director’s Performance Bonus are the investment performance of the Fund and his leadership, collaboration, and communication skills.

The following information is added to the table in the section entitled “SECURITIES OWNERSHIP OF THE PORTFOLIO MANAGERS” in the Fund’s SAI:

	Fund	Dollar Range of Fund Shares Beneficially Owned
Matthew Hyman
	ALPS | BBH Intermediate Municipal Bond ETF	$1 - $10,000

Corresponding changes are hereby made to all other sections of the Fund’s Summary Prospectus, Prospectus and SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE